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                                                Filed Pursuant to Rule 497
                                                Registration File No.: 33-46049

                       SUPPLEMENT TO THE PROSPECTUS OF
     TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST DATED FEBRUARY 5, 1997

   On July 28, 1997, certain other open-end investment companies ("Multi-Class Funds") to which Dean Witter Services Company Inc. serves as manager and TCW Funds Management, Inc. serves as adviser began offering their shares in four classes (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. TCW/DW North American Government Income Trust (the "Fund") will continue to offer one class of shares. In order to reflect implementation of this multiple class distribution system, the Prospectus of the Fund is revised as follows:

   In the section "Shareholder Services--Exchange Privilege," the term "CDSC Funds" is amended to mean Class B shares of the Multi-Class Funds and, for purposes of calculating the holding period and the applicable contingent deferred sales charge ("CDSC") rate, shall also include shares of any Class of a Multi-Class Fund that are subject to a CDSC.

   In addition, shares of Class A, Class C and Class D of the Multi-Class Funds may be exchanged for shares of the Fund. Such exchanges would be effected on the same net asset value basis as exchanges from CDSC funds to the Funds. Shares of the Fund received in an exchange for shares of Class C or Class D of a Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Multi-Class Fund or for shares of Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust or Dean Witter New York Municipal Money Market Trust.

July 28, 1997